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                                                                    Exhibit 99.2

                                  CERTIFICATION
                                       OF
                            PERIODIC FINANCIAL REPORT
          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18
                               U.S.C. Section 1350

     I, Colin A. Oerton, Vice President and Chief Financial Officer of Sunoco Partners LLC, the general partner of the registrant Sunoco Logistics Partners L.P., hereby certify that the registrant's Quarterly Report on Form 10-Q for the Quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the period report fairly presents, in all material respects, the financial condition and results of operations of Sunoco Logistics Partners L.P.

                                       /s/ Colin A. Oerton
                                    --------------------------------
                             Name:  Colin A. Oerton
                             Title: Vice President and Chief Financial Officer
                             Date:  November 8, 2002